Exhibit 10.3

AMENDMENT TO

DELAYED PAYMENT AGREEMENT

Dated as of March 27, 2020

This Amendment to the Delayed Payment Agreement (this "Amendment"), dated and effective as of March 27, 2020 (the "Amendment Date"), is by and between____________________________, the individual named and signing below ("Employee"), and SPAR Group, Inc. ("SGRP") and SPAR Marketing Force, Inc. ("SMF", and together with SGRP, "SPAR" or "Employer"). Employee and SPAR are sometimes hereinafter collectively referred to as "Parties" or singularly as a "Party"). SGRP and its consolidated subsidiaries are hereinafter collectively referred to as the "Company".

Employee and SPAR are parties to the Existing Agreement (as defined below) and desire to supplement and amend it, all upon the terms and provisions and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment and the Existing Agreement, and other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by the Parties), the Parties hereto hereby agree as follows:

1.     Certain Definitions. Except as otherwise provided herein, all capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively given to them in the Existing Agreement.

2.     Amendment. Upon execution and delivery of this Amendment, the Existing Agreement is hereby supplemented and amended as follows, effective as of the Amendment Date:

(a)     The defined terms: "Existing Agreement" shall mean the Delayed Payment Agreement between Employee and SPAR dated and effective as of March 27, 2020; and "Agreement" shall mean the Existing Agreement as amended by the Amendment between Employee and SPAR dated and effective as of March 27, 2020, and as such Agreement otherwise may have been and may be supplemented, modified, amended or restated from time to time in the manner provided therein.

(b)     In Section 2(c), clause (i) (which references certain domestic refinancings) is hereby deleted in its entirety, and the following new amended and restated clause is hereby inserted in its place (without the deletion or modification of any other material):

"(i)     [Intentionally Deleted];"

3.     Continuing Agreement, Binding upon Successors. The Existing Agreement, as supplemented and amended by this Amendment, shall remain and continue in full force and effect after the Amendment Date. This Amendment's provisions shall be binding upon the applicable Party and its heirs, successors, assigns and legal representatives and shall inure to the benefit of the heirs, successors, assigns and legal representatives of each other Party.

4.     Counterparts, Amendments and Authority. This Amendment may be executed in multiple counterparts and delivered electronically (including by fax or email) or physically, each of which shall be deemed an original and all of which together shall constitute a single agreement binding upon all of the Parties. Any supplement, modification, amendment, restatement, waiver, extension, discharge, release or termination of this Amendment must be in writing and signed by all of the Parties hereto and cannot be given orally. Each individual signing below represents and warrants to the other Party that such individual has the authority to bind the Party on whose behalf he or she has executed this Amendment.

5.     Governance and Entire Agreement. This Amendment shall be governed by and construed in accordance with the applicable provisions of the Agreement, which provisions are hereby incorporated herein by reference into this Amendment, and shall be interpreted as if this Amendment were the "Agreement" referred to in those incorporated provisions. This Amendment and the Agreement together contain the entire agreement and understanding of the Parties and supersede and completely replace all prior and other representations, warranties, promises, assurances and other agreements, understandings and information (including, without limitation, all letters of intent, term sheets, existing agreements, offers, requests, responses and proposals), whether written, electronic, oral, express, implied or otherwise, from a Party or between them with respect to the matters contained in this Amendment and the Agreement.

In Witness Whereof, the Parties hereto have executed and delivered this Amendment through their duly authorized signatories on the dates stated below and intend to be legally bound by this Amendment effective as of the Amendment Date.

SPAR Group, Inc., and SPAR Marketing Force, Inc.	Employee

By:
[Signature]	[Signature]

[Print Name and Title ]	[Print Name]
Dated Signed: April __, 2020	Dated Signed: April __, 2020